================================================================================


                      THIRD SUPPLEMENTAL INDENTURE OF TRUST
                             AND SECURITY AGREEMENT


                          Dated as of December 1, 1999


                                      From


                        MARITRANS OPERATING PARTNERS L.P.


                                       and


                          MARITRANS CAPITAL CORPORATION


                                       To


                            WILMINGTON TRUST COMPANY,
                                   as Trustee


================================================================================

                                   EXHIBIT A
                           (to Waiver and Agreement)

                                TABLE OF CONTENTS

SECTION                                                       HEADING                                          PAGE
Parties...........................................................................................................1

Recitals..........................................................................................................1

SECTION 1.                 WAIVER.................................................................................1

SECTION 2.                 AMENDMENTS TO INDENTURE................................................................2

       Section 2.1.        Amendments to Section 4.5..............................................................2
       Section 2.2.        Amendments to Section 4.10.............................................................2
       Section 2.3.        Amendments to Section 6.3..............................................................2
       Section 2.4.        Amendments to Section 6.4..............................................................3
       Section 2.5.        Amendment to Section 4.14..............................................................6

SECTION 3.                 MISCELLANEOUS PROVISIONS...............................................................7

       Section 3.1.        Defined Terms..........................................................................7
       Section 3.2.        Ratification of Indenture..............................................................7
       Section 3.3.        Counterparts...........................................................................7
       Section 3.4.        References to Indenture................................................................7

Signature Page....................................................................................................8

ATTACHMENT TO THIRD SUPPLEMENTAL INDENTURE OF TRUST AND SECURITY AGREEMENT:

SCHEDULE I -- Proposed Vessel Sales

          THIRD SUPPLEMENTAL INDENTURE OF TRUST AND SECURITY AGREEMENT

         THIRD SUPPLEMENTAL INDENTURE OF TRUST AND SECURITY AGREEMENT (this "Third Supplement") dated as of December 1, 1999, among MARITRANS OPERATING PARTNERS L.P., a Delaware limited partnership (the "Partnership"), MARITRANS CAPITAL CORPORATION, a Delaware corporation (the "Company"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as trustee (the "Trustee") for the holders of the Notes (the "Holders") which Notes were issued under the Indenture defined below.

                                    RECITALS:

          A. The Partnership, the Company and the Trustee have heretofore executed and delivered the Indenture of Trust and Security Agreement dated as of March 15, 1987 (as heretofore amended and supplemented by a First Supplemental Indenture of Trust and Security Agreement dated as of August 15, 1989, a Second Supplemental Indenture of Trust and Security Agreement dated as of April 1, 1996, and as further amended and supplemented, the "Indenture") providing for the issuance of certain secured promissory notes of the Company and pursuant thereto the Company has issued (i) $35,000,000 aggregate principal amount of its Series A Notes due April 1, 1997, all of which are retired, (ii) $80,000,000 aggregate principal amount of its Series B Notes due April 1, 2007, $52,000,000 of which are currently outstanding and (iii) $20,000,000 aggregate principal amount of its Series C Notes due June 30, 1995, all of which are retired (the outstanding Series B Notes are herein collectively referred to as the "Notes");

          B. The Company and the Partnership have entered into agreements for the sale of a number of the Vessels (as defined in the Indenture) to one or more third party purchasers which sales, in the aggregate, are not currently permitted under the Indenture and are conditioned upon obtaining the consent thereto of the requisite percentage of the holders of the Notes; and

          C. Pursuant to Section 10.2 of the Indenture, the Partnership, the Company and the holders of at least 66-2/3% in aggregate principal amount of the Notes have agreed to waive the provisions of the Indenture which would not permit the Vessel sales referred to in paragraph B above and to further amend the Indenture, all in the manner as set forth below.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which upon delivery of this Third Supplement the undersigned hereby acknowledge, the Partnership, the Company and the Trustee hereby agree as follows:

SECTION 1. WAIVER.

         In consideration of the conditions precedent and the amendments to the Indenture set forth below, the requirement in Section 4.5 of the Indenture which limits sales of assets is hereby waived in order to permit the Proposed Vessel Sales during the Waiver Period. As used herein (i) the term "Proposed Vessel Sales" shall mean the sale by the Partnership to one or more third parties of

(A) any or all of the fifteen (15) barges of the Partnership which are described on Schedule I hereto and (B) any or all of the eleven (11) tugboats of the Partnership which are also described on Schedule I for an aggregate purchase price of approximately $48,000,000, provided, that if any consideration received for any such Vessel sale is in the form of an obligation of the buyer of such Vessel, (A) each such obligation shall be secured by a perfected Second Preferred Ship Mortgage on such Vessel (all such obligations being the "Waiver Obligations") and (B) the aggregate principal amount of all Waiver Obligations received for the Proposed Vessel Sales shall not exceed $9,000,000, and (ii) the term "Waiver Period" means the period beginning on December 1, 1999 and ending on and including March 31, 2000.

SECTION 2. AMENDMENTS TO INDENTURE.

         Section 2.1. Amendments to Section 4.5. Section 4.5 of the Indenture is amended and restated in its entirety to read as follows:

                 4.5. Merger, Consolidation, Sale of Assets. The Partnership will not, and will not permit any Subsidiary, to consolidate with or merge into any other Person other than the Partnership or another Subsidiary or permit any other Person to consolidate with or merge into the Partnership or any of its Subsidiaries or sell, lease or otherwise dispose of all or any substantial part of the assets of the Partnership and its Subsidiaries, except a sale, lease or other disposition from a Subsidiary to the Partnership. As used in this Section 4.5, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of the Partnership and its Subsidiaries only if the book value of such assets when added to the book value of all other assets sold, leased or otherwise disposed of by the Partnership and its Subsidiaries (other than in the ordinary course of business) during the immediately preceding period of twelve calendar months exceeds 10% of Consolidated Net Tangible Assets determined as of the end of the immediately preceding fiscal quarter of the Partnership; provided, however, that (i) any sales during the Waiver Period of Vessels which are included in the Proposed Vessel Sales shall not be deemed to be assets sold, leased or otherwise disposed of for purposes of the computations required by the foregoing provisions of this
         Section 4.5 and (ii) for any other sale, lease or disposition of assets subject to the foregoing limitations of this Section 4.5 which occur during the period beginning on December 1, 1999 and ending on and including the first anniversary of the last day of the Waiver Period, the limitation with respect thereto in this sentence which reads "10% of Consolidated Net Tangible Assets" shall be amended to read "3% of Consolidated Net Tangible Assets". Sales or other realization on delinquent receivables shall not be included in any computation of sales or other dispositions hereunder.

         Section 2.2. Amendments to Section 4.10. Paragraph (g) of Section 4.10 is redesignated as paragraph (h), the "and" at the end of paragraph (f) is hereby deleted and a new paragraph (g) is added after paragraph (f) which reads as follows:

                      (g) Waiver Obligations received from the Proposed Vessel Sales; and

         Section 2.3. Amendments to Section 6.3. Section 6.3 of the Indenture is amended and restated in its entirety to read as follows:

         Section 6.3. Sale and Release of Mortgaged Property. At any time so long as the Partnership shall be in compliance with Section 4.5 hereof and no Default or Event of Default has occurred which is then continuing, the
Partnership:

                      (a) may sell during the Waiver Period any of the Vessels which are included in the Proposed Vessel Sales provided that the proceeds from any such sales including any documents evidencing the Waiver Obligations and payments required thereunder (collectively, "Sale Waiver Proceeds") shall be deposited with the Trustee to be held and administered pursuant to the provisions of Section 6.4, and

                      (b) may sell property which constitutes Mortgaged Property other than Proposed Vessel Sales described in clause (a) of this
         Section 6.3 (a "Mortgaged Property Sale") provided that either (i) concurrently with the sale of such property Substitute Collateral having an appraised value equal to or greater than the property sold shall be added by the Partnership to Mortgaged Property pursuant to the provisions of Section 6.5 hereof, or (ii) if the proceeds of sale received from a Mortgaged Property Sale exceed the appraised value of the Substitute Collateral, if any, added to Mortgaged Property by the Partnership concurrently with the sale of such property pursuant to the provisions of Section 6.5 hereof, then the Partnership shall deposit cash with the Trustee in the amount of such excess (the amount of such excess for each such Mortgaged Property Sale being referred to as "Unreplaced Sale Proceeds") to be held and administered by the Trustee pursuant to the provisions of Section 6.4 hereof; provided, that concurrently with or prior to any such Mortgaged Property Sale, the Partnership shall deliver to the Trustee an Officers' Certificate stating: (i) the amount of cash to be received by the Partnership from the sale of such property, (ii) that the amount of the proceeds of sale is equal to or greater than the fair value of such property as determined pursuant to a resolution of the Board of Directors of the Partnership, (iii) a detailed description of such property, (iv) that such sale is desirable in the proper conduct of the business of the Partnership and will not have a material adverse effect upon such business and (v) whether any Substitute Collateral will be added to Mortgaged Property in connection with Mortgaged Property Sale and, if so, a detailed description thereof and the appraised value thereof.

         Section 2.4. Amendments to Section 6.4. Section 6.4 of the Indenture is amended and restated in its entirety to read as follows:

                      Section 6.4. Proceeds of Losses and Sale of Mortgaged Property. (a) Upon receipt by the Trustee of any Unreplaced Loss Proceeds, Sale Waiver Proceeds or Unreplaced Sale Proceeds (any such Proceeds so received being sometimes hereinafter referred to as "Unreplaced Proceeds"), the Trustee shall (1) apply the cash received as Unreplaced Proceeds to the purchase of Liquid Collateral or for the purposes hereinafter set forth and (2) collect from any Waiver Obligations received as Unreplaced Proceeds, all cash amounts as they become due thereunder and apply collections therefrom to the purchase of Liquid Collateral or for the purposes hereinafter set forth. The Trustee shall release the funds deposited and collected pursuant to this Section 6.4 (collectively, the "Unreplaced Proceeds Funds") for any of the following purposes as shall be directed by the Company:

                      (i) to make tax payments of the Company permitted by
               Section  6.4(b);

                      (ii) for the  purposes of improving  or adding to
               Mortgaged  Property  described in Section 6.4(c); or

                      (iii) to pay regularly scheduled payments of principal
               on the Notes when due or payments of principal becoming due as a result of a special prepayment or an optional prepayment and any Yield-Maintenance Premium which may become due in connection with any such payment or prepayment;

         provided, however, that (x) payments for the purposes described in clause (iii) above of this Section 6.4(a) may only be made from Sale Waiver Proceeds (including cash collections from Waiver Obligations) and (y) not less than ten (10) Business Days prior to the release of any Unreplaced Proceeds Funds, the Partnership shall deliver an Officers' Certificate to each holder of the Notes containing (1) a detailed description of the payments which will be made and supporting calculations, if any, of the payments to be so made by the Trustee and
         (2) the amount of the Unreplaced Proceeds Funds remaining after giving effect to such release, and provided further that no funds released pursuant to the foregoing provisions of this paragraph shall, for purposes of determining Net Cash Available to Partners, be deemed to be under clause (2)(b) of the definition thereof "cash proceeds from the sale or other disposition of capital assets of the Partnership which are paid to the Partnership . . . and are not otherwise required to be held by the Trustee hereunder . . . ."

                      (b) If as a result of a sale on or after December 1, 1999 of one or more Vessels constituting Mortgaged Property (including any Proposed Vessel Sales), the Partnership shall incur additional Federal and/or state income taxes or estimated taxes with respect to any such sale, the Partnership shall have the right to withdraw during the period beginning on the date of such sale and ending on and including the last day of the fiscal year next following the fiscal year in which such sale occurs (the "Withdrawal Period"), an amount to pay such taxes computed as hereinafter described; provided, that the aggregate amount withdrawn under this Section 6.4(b) shall not exceed the sum of:

                          (i) $7,500,000;

                          (ii) the product of $1,000,000 multiplied by a whole
                      number equal to the number of April 1 dates which have occurred during the period beginning December 1, 1999 and ending on the date the proposed withdrawal shall be made; and

                          (iii) an amount equal to 50% of the aggregate amount
                      of cash collections received by the Trustee from Waiver Obligations during the period beginning December 1, 1999 and ending on the date the proposed withdrawal shall be made.

                      At any time during the Withdrawal Period for the sale of one or more Vessels, the Partnership, subject to the withdrawal limitations in the preceding paragraph, may withdraw amounts to pay estimated taxes of the Partnership for the fiscal year in which the sale occurs or to pay income taxes for such fiscal year as follows:

                          (i) in the case of estimated taxes, the amount subject
                      to being withdrawn shall equal the excess, if any, of (A) the estimated Federal and state income taxes for the Partnership for any fiscal period including the fiscal quarter in which such sale occurs determined by including therein the sale of Vessels constituting Mortgaged Property which were sold during such fiscal period, over
                      (B) the estimated federal and state income taxes for the Partnership for such fiscal period determined by excluding the sale of all Vessels constituting Mortgaged Property sold during such fiscal period, and

                          (ii) in the case of taxes for the fiscal year in which
                      the sale occurs, the amount subject to being withdrawn shall equal the excess, if any, of (A) the Federal and state income taxes for the Partnership for such fiscal year including therein the sale of all Vessels constituting Mortgaged Property which were sold during such fiscal year, over (B) the federal and state income taxes for the Partnership for such fiscal year determined by excluding the sale of all Vessels constituting Mortgaged Property which were sold during such period;

         provided, that (x) any calculation of an amount which is withdrawable to pay income taxes for a fiscal year shall be reduced by any amounts previously withdrawn for income taxes for such fiscal year and for estimated taxes with respect to income taxes for such fiscal year, and
         (y) if any amounts are withdrawn to pay estimated taxes with respect to a fiscal year, the Partnership shall, prior to the end of the applicable Withdrawal Period, calculate the aggregate amount withdrawable for such fiscal year under clause (ii) of this paragraph (the "Clause (ii) Amount") and redeposit with the Trustee as Unreplaced Proceeds Funds the amount, if any, by which the amounts so withdrawn exceeded the Clause (ii) Amount.

                      (c) The Trustee shall release Unreplaced Proceeds Funds as follows: (x) upon delivery to the Trustee by the Partnership of Substitute Collateral pursuant to the provisions of Section 6.5 hereof, the Trustee shall release such Unreplaced Proceeds Funds in an amount equal to the appraised value of such Substitute Collateral or (y) the Trustee shall release such Unreplaced Proceeds Funds in payment of or to reimburse the Partnership for repairs or improvements to Mortgaged Property made after such deposit provided that prior to the release of the proceeds for such repairs or improvements the Partnership shall deliver an Officers' Certificate to the Trustee (i) containing a detailed description of the repairs or improvements so made and (ii) providing information satisfactory to the Trustee regarding the cost of such repairs or improvements or (z) the Trustee shall advance all or any part of such Unreplaced Proceeds Funds for the purpose of Vessel

         Construction of a vessel not subject to the Lien of the Mortgages which advances shall not exceed the aggregate amount of $20,000,000 at any time outstanding, provided, that (i) any such advances shall be secured in favor of the Trustee by perfected Vessel Construction Financing Liens which may be subject to the liens described in paragraphs (c) and
         (d) of the definition of Permitted Liens hereof and which shall be no less than pari passu with Vessel Construction Financing Liens, if any, securing Additional Indebtedness pursuant to Section 4.6(a)(6), and
         (ii) as soon as practicable after the date of the completion of Vessel Construction of such vessel and in any event no later than the expiration of the 180 day period next following the first to occur of such date of completion or the date on which such vessel is placed in service, such vessel shall be added to the Lien of the Mortgage as an Additional Vessel and concurrently with such addition (A) the Partnership shall have filed with the Trustee an Officers' Certificate in the form and covering matters required by Section 6.5(i) hereof, an Additional Mortgage covering such vessel and an opinion satisfying the requirements of Section 6.5(v) hereof and (B) upon receipt by the Trustee from the Partnership of the items specified in the preceding clause (z)(ii)(A), the Trustee shall have released the advances of such Unreplaced Proceeds Funds and released the Vessel Construction Financing Liens securing the advances of such Unreplaced Proceeds Funds.

         Section 2.5. Amendment to Section 4.14. The lead-off provisions of
Section 4.14 and paragraph (a) of Section 4.14 are restated to read as follows:

                      4.14. Officers' Certificates. Each set of financial statements delivered pursuant to Section 4.13(a) or Section 4.3(b) will be accompanied by a certificate of an authorized financial officer of the Managing General Partner setting forth:

                          (a) Covenant Compliance; Calculations -- the
                      information (including detailed calculations where necessary) required in order to establish whether the Partnership was in compliance with the requirements of Sections 4.5 through 4.12 during the period covered by the income statement then being furnished; provided, that the certificate accompanying (i) each set of quarterly financial statements for a fiscal quarter delivered pursuant to Section 4.13(a) shall contain detailed calculations of the following defined terms for such fiscal quarter of (A) Partnership Net Income, (B) Cash Flow Available for Debt Service, (C) Net Cash Available to Partners and (D) Net Cash Distributable to Partners and
                      (ii) each set of annual financial statements for a fiscal year delivered pursuant to Section 4.13(b) shall contain detailed calculations of the four defined terms referred to in clause (i) of this proviso for the last fiscal quarter of such fiscal year and for the entire fiscal year and, in addition, each such certificate shall contain
                      (iii) specific information on the sale of Vessels during such period which constituted Proposed Vessel Sales including (A) the names of the Vessels sold, (B) the aggregate sales price and net proceeds, (C) a description of any Waiver Obligations received as proceeds including remaining principal amount, payment terms and collateral securing the Waiver Obligations, (iv) the amount, if any, of Unreplaced Proceeds Funds withdrawn during such period, and (v) the amount of Unreplaced Proceeds Funds held by the Trustee under Section 6.4 as of the end of said period; and

SECTION 3. MISCELLANEOUS PROVISIONS.

         Section 3.1. Defined Terms. All terms used in this Third Supplement not defined herein but which are defined in the Indenture, as hereby amended, are used herein as so defined.

         Section 3.2. Ratification of Indenture. Except as herein expressly amended, the Indenture is in all respects ratified and confirmed. If and to the extent that any of the terms or provisions of the Indenture are in conflict or inconsistent with any of the terms or provisions of this Third Supplement, this Third Supplement shall govern.

         Section 3.3. Counterparts. This Third Supplement may be simultaneously executed in any number of counterparts and all such counterparts together, each as an original, shall constitute but one and the same instrument.

         Section 3.4. References to Indenture. Any and all notices, requests, certificates and any other instruments, including the Note Agreements, the Notes, the Guaranty Agreements and the Mortgages, may refer to the Indenture or the Indenture dated as of March 15, 1987, without making specific reference to this Third Supplement, but nevertheless all such references shall be deemed to include this Third Supplement unless the document or instrument, as the case may be, shall otherwise require.

         IN WITNESS WHEREOF, the Partnership, the Company and the Trustee have each caused this Third Supplement to be executed all as of the day and year first above written.

                                            MARITRANS OPERATING PARTNERS L.P.

                                            By  Maritrans General Partner Inc.
                                            Its Managing General Partner

                                                By /s/ Walter T. Bromfield
ATTEST:                                         Its  President

/s/ Arthur J. Volkle, Jr.

                                            MARITRANS CAPITAL CORPORATION

                                            By  /s/ Walter T. Bromfield
[CORPORATE SEAL]                            Its President

ATTEST:

/s/ Arthur J. Volkle, Jr.
                                            WILMINGTON TRUST COMPANY, as Trustee

                                            By  /s/ C. Paglia
                                            Its Financial Services Officer

[SEAL]

ATTEST:

/s/ J.B. Feil

COMMONWEALTH OF PENNSYLVANIA        )
                                    )   SS:
COUNTY OF PHILADELPHIA              )

         I, Janet Groome, a Notary Public in and for said county in the Commonwealth aforesaid, do hereby certify that Walter T. Bromfield, personally known to me to be Vice President of Maritrans General Partner Inc., a Delaware corporation, managing general partner of Maritrans Operating Partners L.P., a Delaware limited partnership, the corporation that executed the within instrument on behalf of said partnership, and personally known to me to be the same person whose name is subscribed as such officer to the foregoing instrument, appeared before me this day in person and acknowledged that the seal affixed to this instrument is such corporation's seal and that such officer, being thereunto duly authorized, signed and delivered said instrument as such officer's free and voluntary act and the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 8th day of December, 1999.

                                                             /s/ Janet Groome
                                                             -----------------
                                                                 Notary Public
[NOTARIAL SEAL]

My commission expires:

COMMONWEALTH OF PENNSYLVANIA        )
                                    )   SS:
COUNTY OF PHILADELPHIA              )

         I, Janet Groome, a Notary Public in and for said county in the Commonwealth aforesaid, do hereby certify that Walter T. Bromfield, personally known to me to be President of Maritrans General Partner Inc., a Delaware corporation, managing general partner of Maritrans Capital Corporation, a Delaware limited partnership, the corporation that executed the within instrument on behalf of said partnership, and personally known to me to be the same person whose name is subscribed as such officer to the foregoing instrument, appeared before me this day in person and acknowledged that the seal affixed to this instrument is such corporation's seal and that such officer, being thereunto duly authorized, signed and delivered said instrument as such officer's free and voluntary act and the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 8th day of December, 1999.

                                                             /s/ Janet Groome
                                                             -----------------
                                                             Notary Public
 [NOTARIAL SEAL]

My commission expires:

_______________________________     )
                                    )   SS:
COUNTY OF ____________________      )

         I, Karen Newson, a Notary Public in and for said county in the Commonwealth aforesaid, do hereby certify that Charlotte Paglia, personally known to me to be Financial Services Officer of Wilmington Trust Company, a Delaware banking corporation, the corporation that executed the within instrument on behalf of said partnership, and personally known to me to be the same person whose name is subscribed as such officer to the foregoing instrument, appeared before me this day in person and acknowledged that the seal affixed to this instrument is such corporation's seal and that such officer, being thereunto duly authorized, signed and delivered said instrument as such officer's free and voluntary act and the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 8th day of December, 1999.

                                                          /s/ Karen S. Newson
                                                          --------------------
                                                          Notary Public
[NOTARIAL SEAL]

My commission expires:

                                   SCHEDULE I

         The following Vessels are proposed to be sold and constitute "Proposed Vessel Sales":

A. BARGES

              VESSEL NAME              CAPACITY IN BARRELS            YEAR BUILT

    1.      Interstate 55                      53,012                    1972
    2.      Ocean 60                           61,636                    1981
    3.      Interstate 70                      73,214                    1972
    4.      Interstate 71                      81,759                    1975
    5.      Ocean 81                           80,000                    1981
    6.      Ocean 90                           97,200                    1967
    7.      Ocean 96                           95,581                    1969
    8.      Ocean 115                         116,440                    1968
    9.      Ocean 135                         135,216                    1969
    10.     Ocean 155                         166,881                    1974
    11.     Maritrans 32                       31,502                    1982
    12.     Interstate 35                      37,543                    1973
    13.     Interstate 36                      36,567                    1973
    14.     Interstate 38                      37,553                    1974
    15.     Interstate 53                      53,903                    1970

B. TUGBOATS

                VESSEL NAME                  HORSEPOWER               YEAR BUILT

    1.      Venturer                            3,200                    1973
    2.      Ambassador                          4,000                    1976
    3.      Corsair                             4,000                    1972
    4.      Diplomat                            4,000                    1978
    5.      Clipper                             5,600                    1969
    6.      Cougar                              2,200                    1975
    7.      Patriot                             3,000                    1981
    8.      Voyager II                          3,200                    1974
    9.      Schuykill                           1,800                    1981
    10.     Roanoke                             2,100                    1967
    11.     Endeavor                            2,200                    1970

================================================================================

                              WAIVER AND AGREEMENT

                          Dated as of December 1, 1999

                        MARITRANS OPERATING PARTNERS L.P.


                                       and


                          MARITRANS CAPITAL CORPORATION


                  Re: Indenture of Trust and Security Agreement
                           dated as of March 15, 1987



================================================================================

                                TABLE OF CONTENTS

SECTION                                                HEADING                                                  PAGE

SECTION 1.                 HOLDERS' CONSENT TO THIRD SUPPLEMENT; PARTNERSHIP AND COMPANY AGREEMENT
                           TO THIRD SUPPLEMENT....................................................................2

SECTION 2.                 WARRANTIES AND REPRESENTATIONS REGARDING THE NOTES.....................................3

SECTION 3.                 WARRANTIES AND REPRESENTATIONS OF THE PARTNERSHIP AND THE COMPANY
                           REGARDING THE COMPANY..................................................................3

       Section 3.1.        Corporate Organization and Authority...................................................3
       Section 3.2.        Pending Litigation.....................................................................3
       Section 3.3.        Governmental Consent...................................................................3
       Section 3.4.        Compliance with Law....................................................................4
       Section 3.5.        No Defaults............................................................................4
       Section 3.6.        Certain Documents Legal and Authorized.................................................4

SECTION 4.                 WARRANTIES AND REPRESENTATIONS OF THE PARTNERSHIP REGARDING THE
                           PARTNERSHIP............................................................................5

       Section 4.1.        Organization and Authority.............................................................5
       Section 4.2.        Pending Litigation.....................................................................5
       Section 4.3.        Governmental Consent...................................................................5
       Section 4.4.        Compliance with Law....................................................................6
       Section 4.5.        No Defaults............................................................................6
       Section 4.6.        Certain Documents Legal and Authorized.................................................6
       Section 4.7.        Full Disclosure........................................................................7
       Section 4.8.        First Preferred Ship Mortgages.........................................................7

SECTION 5.                 CONDITIONS PRECEDENT...................................................................7

       Section 5.1.        Opinions of Counsel....................................................................7
       Section 5.2.        Consent of Requisite Holders...........................................................7
       Section 5.3.        Confirmation of Guaranty Agreements....................................................7
       Section 5.4.        Certificate of Managing General Partner................................................8
       Section 5.5.        Certificate of Maritrans Inc...........................................................8
       Section 5.6.        The 1999 Mortgage Supplement...........................................................8
       Section 5.7.        Special Counsel Fees...................................................................8

SECTION 6.                 MISCELLANEOUS PROVISIONS...............................................................8

       Section 6.1.        Effective Date.........................................................................8
       Section 6.2.        Counterparts...........................................................................8
       Section 6.3.        Governing Law..........................................................................8

Signature Page....................................................................................................9

ATTACHMENTS TO WAIVER AND AGREEMENT:

Schedule I  -- Names of Holders of the Notes
Schedule II -- Remaining First Preferred Ship Mortgages
Exhibit A   -- Form of Third Supplemental Indenture of Trust and Security Agreement
Exhibit B   -- Description of Closing Opinion of Counsel for the Partnership, the
               Company, the Managing General Partner and Maritrans Inc.
Exhibit C   -- Form of Confirmation of Partnership Guaranty Agreement
Exhibit D   -- Form of Confirmation of Maritrans Guaranty Agreement
Exhibit E   -- Certificate of Managing General Partner
Exhibit F   -- Certificate of Maritrans Inc.
Exhibit G   -- Form of Supplement to the First Preferred Ship Mortgages

                                      -ii-

                        MARITRANS OPERATING PARTNERS L.P.
                                       AND
                          MARITRANS CAPITAL CORPORATION

                              WAIVER AND AGREEMENT

                        Re: Third Supplemental Indenture
                         of Trust and Security Agreement
                          dated as of December 1, 1999

                                                                    Dated as of
                                                                December 1, 1999

The Holders of
the Notes named in
Schedule I hereto

Ladies and Gentlemen:

         Reference is made to the separate Note Purchase Agreements dated as of March 15, 1987 between each of you and Maritrans Capital Corporation, a Delaware corporation (the "Company") pursuant to which $80,000,000 aggregate principal amount of the Company's Series B Notes due April 1, 2007 were issued in 1987 of which $52,000,000 in aggregate principal amount (the "Notes") are currently outstanding. Each of you currently hold the principal amount of Notes indicated on Schedule I opposite your name. Each of you are sometimes hereinafter referred to as a "Holder".

         The Company is a wholly-owned Subsidiary of Maritrans Operating Partners L.P., a Delaware limited partnership (the "Partnership") which has guaranteed payment of the principal of, premium, if any, and interest on the Notes pursuant to a Guaranty Agreement dated as of March 15, 1987 from the Partnership (the "Partnership Guaranty Agreement"). The Partnership Guaranty Agreement and the Notes are secured by an Indenture of Trust and Security Agreement dated as of March 15, 1987 (the "Original Indenture") among the Company, the Partnership and Wilmington Trust Company, as Trustee thereunder (the "Trustee") for the holders of the Notes. The Original Indenture has been amended and supplemented by a First Supplemental Indenture of Trust and Security Agreement dated as of August 15, 1989, as amended, and a Second Supplemental Indenture of Trust and Security Agreement dated as of April 1, 1996 (the Original Indenture as so supplemented and amended and as the same may be hereafter supplemented and amended being the "Indenture"). All other series of Notes issued under the Indenture other than the Notes you hold have been retired. The Partnership Guaranty Agreement and the Notes are also currently secured by separate First Preferred Ship Mortgages from the Partnership, as owner and mortgagor, to the Trustee, as mortgagee, on 25 barges and 19 tugboats (collectively, referred to as "Vessels"). Capitalized terms which are not otherwise defined herein shall have the meaning set forth in the Indenture.

Maritrans Operating Partners L.P.                           Waiver and Agreement
Maritrans Capital Corporation

         The Company and the Partnership have entered into agreements for the sale of a number of the Vessels to one or more third party purchasers which sales, in the aggregate, are not currently permitted under the Indenture and are conditioned upon obtaining your consent to such sales. The Company has requested that you agree to waive the provision in the Indenture which limits the Company's ability to consummate the sale of the Vessels described in the preceding sentence and has agreed to certain modifications to the Indenture, all of which will be effectuated in an amendment to the Indenture contained in the Third Supplemental Indenture of Trust and Security Agreement dated as of December 1, 1999 (the "Third Supplement") in the form attached hereto as Exhibit
A. Section 10.2 of the Indenture requires the consent of the Partnership, the Company and the Holders of at least 66-2/3% in aggregate principal amount of the outstanding Notes (the "Requisite Holders") to amend the Indenture as set forth in the Third Supplement in order to permit the aforesaid sales and the other matters related thereto.

         The original First Preferred Ship Mortgages on the Vessels described in Appendix I to the Supplement to First Preferred Ship Mortgages which is part of Exhibit G hereto (the "Original First Preferred Ship Mortgages"), which Original First Preferred Ship Mortgages have previously been supplemented and amended by Supplement No. 1 dated as of August 15, 1989 ("Supplement No. 1") and by a Supplement to First Preferred Ship Mortgages dated May 8, 1996 (the "1996 Mortgage Supplement"), are being further supplemented and amended by a Supplement to First Preferred Ship Mortgages in the form attached hereto as Exhibit G (the "1999 Mortgage Supplement") in order to include in the public record the changes to the Indenture under the Third Supplement (the Original First Preferred Ship Mortgages as so supplemented and amended being referred to herein as the "Mortgages").

         Since you are the holders of the outstanding Notes, the Company and the Partnership hereby request your consent to this Waiver and Agreement. Upon satisfaction of the conditions set forth in Section 5, on the Effective Date (hereinafter defined) this instrument shall constitute an agreement in the respects hereinafter set forth.

SECTION 1. HOLDERS' CONSENT TO THIRD SUPPLEMENT; PARTNERSHIP AND COMPANY
           AGREEMENT TO THIRD SUPPLEMENT.

         Subject to the conditions hereinafter set forth, each Person which has signed a counterpart of this Waiver and Agreement at the foot hereof on behalf of a Holder of Notes (a "Signing Holder") hereby consents to the amendments to the Indenture as set forth in the Third Supplement and the amendments to the Mortgages as set forth in the 1999 Mortgage Supplement and hereby authorizes and directs the Trustee to execute and deliver the Third Supplement and the 1999 Mortgage Supplement.

         The Partnership and the Company agree with the Holders that, subject to the satisfaction of the conditions set forth in this Waiver and Agreement, the Indenture is to be amended in the manner provided in the Third Supplement and the Mortgages are to be supplemented and amended in the manner provided in the 1999 Mortgage Supplement.

Maritrans Operating Partners L.P.                           Waiver and Agreement
Maritrans Capital Corporation

SECTION 2. WARRANTIES AND REPRESENTATIONS REGARDING THE NOTES.

         The Company and the Partnership hereby represent and warrant that (i) the only series of Notes currently outstanding under the Indenture is the Notes and $52,000,000 in aggregate principal amount of Notes are currently outstanding, and (ii) the registered Holders of the Notes, as of the Effective Date, are set forth on Schedule I and the outstanding principal amount of Notes held by each such Holder is set forth opposite such Holder's name on said
Schedule I.

         Each Signing Holder hereby represents and warrants that either (i) such Signing Holder is the sole Holder of the Notes in the aggregate principal amount set forth opposite the name of such Signing Holder on Schedule I hereto or (ii) if Schedule I indicates that the Notes set forth opposite the name of a Signing Holder are owned by Persons other than the Signing Holder, that such Signing Holder has the authority to sign on behalf of the Holders with respect to such Notes.

SECTION 3. WARRANTIES AND REPRESENTATIONS OF THE PARTNERSHIP AND THE COMPANY
           REGARDING THE COMPANY.

         The Partnership and the Company, respectively, warrant and represent to the Holders as follows:

         Section 3.1. Corporate Organization and Authority.  The Company:

                      (a) is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to execute and deliver this Waiver and Agreement;

                      (b) all of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and are owned by the Partnership; and

                      (c) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted.

         Section 3.2. Pending Litigation. There are no proceedings pending, or to the knowledge of the Company threatened, against or affecting the Company in any court or before any governmental authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting the ability of the Company to enter into or perform this Waiver and Agreement. The Company is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal and the Company has not received notice of any such default.

         Section 3.3. Governmental Consent. Neither the nature of the Company or of any of its business or properties, nor any relationship between the Company

Maritrans Operating Partners L.P.                           Waiver and Agreement
Maritrans Capital Corporation

and any other Person, nor any circumstance in connection with the execution and delivery of this Waiver and Agreement or the Third Supplement is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any regulatory body, state, Federal or local on the part of the Company as a condition to the execution and delivery of this Waiver and Agreement or the Third Supplement.

         Section 3.4. Compliance with Law. The Company:

                      (a) is not in violation of any laws, ordinances, governmental rules or regulations or court orders to which it is subject, and

                      (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its business,

which violation or failure to obtain might reasonably be expected to materially adversely affect the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and it has received notice of no such violation or failure.

         Section 3.5. No Defaults. No Default or Event of Default has occurred and is continuing.

         Section 3.6. Certain Documents Legal and Authorized. (a) The compliance by the Company with all of the provisions of this Waiver and Agreement and the provisions of the Indenture, as amended by the Third Supplement:

                      (i) are within the corporate powers of the Company; and

                      (ii) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the charter instrument or By-laws of the Company or any indenture or other agreement or instrument to which the Company is a party or by which the Company may be bound.

         (b) The execution and delivery of this Waiver and Agreement and the Third Supplement have been duly authorized by proper corporate action on the part of the Company (no action by the stockholders of the Company being required by law, by the charter instrument or By-laws of the Company or otherwise), and this Waiver and Agreement and the Third Supplement have been executed and delivered by the Company and this Waiver and Agreement and the Indenture, as amended by the Third Supplement, constitute, the legal, valid and binding obligations, contracts and agreements of the Company enforceable in accordance with their respective terms.

Maritrans Operating Partners L.P.                           Waiver and Agreement
Maritrans Capital Corporation

SECTION 4. WARRANTIES AND REPRESENTATIONS OF THE PARTNERSHIP REGARDING THE
           PARTNERSHIP.

         The Partnership warrants and represents to the Trustee and the Holders as follows:

         Section 4.1. Organization and Authority. The Partnership:

                      (a) is a limited partnership, duly formed, validly existing and in good standing under the laws of its jurisdiction of formation and has the partnership power and authority, to execute and deliver this Waiver and Agreement, the Third Supplement and the 1999 Mortgage Supplement;

                      (b) has the partnership power and authority to execute and deliver the Confirmation of Partnership Guaranty Agreement in the form attached hereto as Exhibit C (the "Partnership Guaranty Confirmation"); and

                      (c) has all requisite power and authority and all necessary licenses and permits to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted.

         Section 4.2. Pending Litigation. There are no proceedings pending, or to the knowledge of the Partnership threatened, against or affecting the Partnership in any court or before any governmental authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting the Properties, business, prospects, profits or condition (financial or otherwise) of the Partnership. There are no proceedings pending, or to the knowledge of the Partnership threatened, against or affecting the Partnership in any court or before any governmental authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting the power or authority of the Partnership to enter into or perform this Waiver and Agreement, the Third Supplement or the 1999 Mortgage Supplement or to perform the Partnership Guaranty Agreement as confirmed in the Partnership Guaranty Confirmation. The Partnership is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal and the Partnership has not received notice of any such default.

         Section 4.3. Governmental Consent. Neither the nature of the Partnership or any of its businesses or properties, nor any relationship between the Partnership and any other Person, nor any circumstance in connection with the execution and delivery of this Waiver and Agreement, the Partnership Guaranty Confirmation, the Third Supplement or the 1999 Mortgage Supplement is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any regulatory body, state, Federal or local on the part of the Partnership as a condition to the execution and delivery of this Waiver and Agreement, the Partnership Guaranty Confirmation, the Third Supplement or the 1999 Mortgage Supplement or as a condition to the maintenance or continued validity and perfection of the Liens created by the Mortgages,

Maritrans Operating Partners L.P.                           Waiver and Agreement
Maritrans Capital Corporation

except for the filing of the 1999 Mortgage Supplement with the National Vessel Documentation Center which filing has been effectuated.

         Section 4.4. Compliance with Law. The Partnership:

                      (a) is not in violation of any laws, ordinances, governmental rules or regulations or court orders to which it is subject, or

                      (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its business,

which violation or failure to obtain might reasonably be expected to materially adversely affect the business, prospects, profits, Properties or condition (financial or otherwise) of the Partnership and the Partnership has not received notice of any such violation or failure.

         Section 4.5. No Defaults. No Default or Event of Default has occurred and is continuing.

         Section 4.6. Certain Documents Legal and Authorized. (a) The compliance by the Partnership with all of the provisions of this Waiver and Agreement, of the Partnership Guaranty Agreement as confirmed by the Partnership Guaranty Confirmation, of the Indenture as amended by the Third Supplement, and of the 1999 Mortgage Supplement:

                      (i) are within the partnership powers of the Partnership; and

                      (ii) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the partnership agreement of the Partnership or other agreement or instrument to which the Partnership is a party or by which the Partnership may be bound.

         (b) The execution and delivery of this Waiver and Agreement, the Partnership Guaranty Confirmation, the Third Supplement and the 1999 Mortgage Supplement has been duly authorized by proper partnership action on the part of the Partnership (no action by the limited partners of the Partnership being required by law, by the partnership agreement of the Partnership or otherwise) and this Waiver and Agreement, the Partnership Guaranty Confirmation, the Third Supplement and the 1999 Mortgage Supplement have been executed and delivered by the Partnership and this Waiver and Agreement, the Partnership Guaranty Agreement as confirmed by the Partnership Guaranty Confirmation, the Indenture as amended by the Third Supplement, and the Mortgages as supplemented by the 1999 Mortgage Supplement, constitute the legal, valid and binding obligations, contracts and agreements of the Partnership enforceable in accordance with their respective terms.

Maritrans Operating Partners L.P.                           Waiver and Agreement
Maritrans Capital Corporation

         Section 4.7. Full Disclosure. No written statement furnished by the Partnership or the Company to you in connection with this Waiver and Agreement (including the Form 10-K of Maritrans Inc. for the year ended December 31, 1998 ("Form 10-K")) contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact peculiar to the Partnership or its Subsidiaries which has not been disclosed to you in writing (including in the Form 10-K) which materially affects adversely or, so far as the Partnership can now foresee, will materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Partnership and its consolidated Subsidiaries, taken as a whole.

         Section 4.8. First Preferred Ship Mortgages. After giving effect to the Proposed Vessel Sales (as defined in the Third Supplement), the First Preferred Ship Mortgages which secure the Notes are on the Vessels described in Schedule II to this Waiver and Agreement (the "Remaining First Preferred Ship Mortgages"). The execution and delivery of this Waiver and Agreement and the performance thereof and the performance of the Indenture as amended by the Third Supplement, will not affect the validity, perfection, enforceability or priority of the Remaining First Preferred Ship Mortgages.

SECTION 5. CONDITIONS PRECEDENT.

         The effectiveness of this Waiver and Agreement shall be subject to the fulfillment by the Partnership and the Company of the following conditions precedent:

         Section 5.1. Opinions of Counsel. Each Holder shall have received, or Chapman and Cutler, the special counsel for the Holders, shall have received on behalf of the Holders from Morgan, Lewis & Bockius LLP, counsel for the Partnership, the Company, the Managing General Partner and Maritrans Inc. and from Hollstein Keating Cattell Johnson & Goldstein, P.C., maritime counsel for the Partnership, the Company, the Managing General Partner and Maritrans Inc., their respective opinions dated the Effective Date (hereinafter defined), in form and substance satisfactory to the Signing Holders and its special counsel, and covering the matters set forth in Exhibit B hereto.

         Section 5.2. Consent of Requisite Holders. The Partnership and the Company shall have obtained the written consent of the Requisite Holders, as evidenced by their signatures at the foot of this document, to the waiver and amendments of the Indenture as set forth in the Third Supplement and the amendments to the Mortgages set forth in the 1999 Mortgage Supplement.

         Section 5.3. Confirmation of Guaranty Agreements. Each Holder shall have received, or its special counsel shall have received on behalf of the Holders from the Partnership and Maritrans Inc., respectively, the written confirmation of the terms of the Partnership Guaranty Agreement and the MLP Guaranty Agreement, as the case may be, in the forms attached hereto as Exhibits C and D, respectively, and dated the Effective Date.

Maritrans Operating Partners L.P.                           Waiver and Agreement
Maritrans Capital Corporation

         Section 5.4. Certificate of Managing General Partner. Each Holder shall have received, or your special counsel shall have received on behalf of the Holders, from the Managing General Partner a certificate executed by the President or a Vice President of the Managing General Partner substantially in the form attached hereto as Exhibit E and dated the Effective Date.

         Section 5.5. Certificate of Maritrans Inc. Each Holder shall have received, or your special counsel shall have received on behalf of the Holders, from Maritrans Inc. a certificate executed by the President or a Vice President of Maritrans Inc. substantially in the form attached hereto as Exhibit F and dated the Effective Date.

         Section 5.6. The 1999 Mortgage Supplement. The 1999 Mortgage Supplement shall have been executed and delivered by the parties thereto and it shall have been filed with the National Vessel Documentation Center.

         Section 5.7. Special Counsel Fees. The fees and expenses of Chapman and Cutler, your special counsel, shall have been paid by the Company or the Partnership.

SECTION 6. MISCELLANEOUS PROVISIONS.

         Section 6.1. Effective Date. This Waiver and Agreement shall become effective upon the first date on which the conditions precedent set forth in
Section 5 hereof shall be satisfied (the "Effective Date").

         Section 6.2. Counterparts. This Waiver and Agreement may be simultaneously executed in any number of counterparts and all such counterparts together, each as an original, shall constitute but one and the same instrument.

         Section 6.3. Governing Law. This Waiver and Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

Maritrans Operating Partners L.P.                           Waiver and Agreement
Maritrans Capital Corporation

         If this Waiver and Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Waiver and Agreement.

                                               MARITRANS OPERATING PARTNERS L.P.

                                               By Maritrans General Partner Inc.
                                               Its Managing General Partner



                                               By /s/ Walter T. Bromfield
                                                  Its  Vice President



                                               MARITRANS CAPITAL CORPORATION



                                               By /s/ Walter T. Bromfield
                                                  Its  President

Maritrans Operating Partners L.P.                           Waiver and Agreement
Maritrans Capital Corporation

         The foregoing is hereby accepted and agreed to by:

                                 PRINCIPAL LIFE INSURANCE COMPANY


                                   By PRINCIPAL CAPITAL MANAGEMENT LLC,
                                   a Delaware Limited Liability Company
                                   Its Authorized Signatory


                                   By /s/ Jon C. Heiny
                                      Counsel


                                   By /s/ Christopher J. Henderson
                                      Counsel


                                 AID ASSOCIATION FOR LUTHERANS


                                   By /s/ R. Jerry Scheel
                                      Second Vice President - Securities


                                   By /s/ Reginald Pfeifer
                                      Second Vice President


                                 AUER & CO.

                                   By /s/ Miriam Amad
                                      --------------------------------------
                                      Its


                                 ALLSTATE LIFE INSURANCE COMPANY


                                   By ______________________________________
                                      Its


                                   By ______________________________________
                                      Its

                                               Authorized Signatories

Maritrans Operating Partners L.P.                           Waiver and Agreement
Maritrans Capital Corporation

                                 FIRST COLONY LIFE INSURANCE COMPANY


                                   By _____________________________________
                                      Its

Maritrans Operating Partners L.P.                           Waiver and Agreement
Maritrans Capital Corporation

         The undersigned acknowledges receipt of a copy of the foregoing Waiver and Agreement executed by the Requisite Holders, the Company and the Partnership, acknowledges the representations and warranties of the Company and the Partnership made in the first paragraph of Section 2 hereof are true and correct and acknowledges that the Waiver and Agreement is effective as of the Effective Date.

                                         WILMINGTON TRUST COMPANY, as Trustee


                                         By /s/ C. Paglia
                                         Authorized Officer

                                   SCHEDULE I

                                               SIGNING HOLDERS (if                   PRINCIPAL AMOUNT
                                          Different from Registered                  OF SERIES B NOTES
   NAMES OR REGISTERED HOLDERS                     Holders)                            OWNED AND HELD
1. Principal Life Insurance Company                                                      $20,000,000

2. Nimer & Co.                            Aid Association for Lutherans                   $8,000,000

3. Allstate Life Insurance Company                                                        $8,000,000

4. AUER & Co.                                                                            $12,000,000

5. Salkeld & Co.                          First Colony Life Insurance Company             $4,000,000
                                                                                         -----------

                                                             TOTAL                       $52,000,000
                                                                                         ===========

                                   SCHEDULE II

         After giving effect to the Proposed Vessel Sales, the Remaining First Preferred Ship Mortgages securing the Notes are on the following Vessels:

----------------------------------------------------------------------------------------------------------------------
   A.                 BARGES                  OFFICIAL NUMBER        CAPACITY IN BARRELS            YEAR BUILT
----------------------------------------------------------------------------------------------------------------------
          Ocean 250                                529918                    261,187                   1970
----------------------------------------------------------------------------------------------------------------------
          Ocean Cities                             537129                    261,040                   1972
----------------------------------------------------------------------------------------------------------------------
          Ocean 215                                562452                    215,108                   1980
----------------------------------------------------------------------------------------------------------------------
          Maritrans 192                            614210                    185,231              1998 (rebuilt)
----------------------------------------------------------------------------------------------------------------------
          Ocean 193                                624039                    189,211                   1980
----------------------------------------------------------------------------------------------------------------------
          Ocean States                             565314                    189,210                   1975
----------------------------------------------------------------------------------------------------------------------
          Ocean 244                                532585                    245,754                   1971
----------------------------------------------------------------------------------------------------------------------
          Ocean 211                                646669                    207,073                   1982
----------------------------------------------------------------------------------------------------------------------
          Ocean 210                                636104                    207,000                   1981
----------------------------------------------------------------------------------------------------------------------
          Ocean 262                                272839                    253,509              1977 (rebuilt)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
   B.                TUGBOATS                 OFFICIAL NUMBER             HORSEPOWER                YEAR BUILT
----------------------------------------------------------------------------------------------------------------------
          Liberty                                  534963                      7,000                   1971
----------------------------------------------------------------------------------------------------------------------
          Valour                                   569341                      5,600                   1975
----------------------------------------------------------------------------------------------------------------------
          Seafarer                                 532672                      5,600                   1971
----------------------------------------------------------------------------------------------------------------------
          Navigator                                537824                      5,600                   1971
----------------------------------------------------------------------------------------------------------------------
          Freedom                                  615200                      5,600                   1979
----------------------------------------------------------------------------------------------------------------------
          Independence                             620723                      5,600                   1980
----------------------------------------------------------------------------------------------------------------------
          Columbia                                 641135                      6,000                   1981
----------------------------------------------------------------------------------------------------------------------
          Honour                                   565902                      5,600                   1974
----------------------------------------------------------------------------------------------------------------------

                        DESCRIPTION OF CLOSING OPINION OF
                   COUNSEL TO THE PARTNERSHIP AND THE COMPANY

         The closing opinion of Morgan, Lewis & Bockius LLP, counsel to the Partnership, the Company, the Managing General Partner and Maritrans Inc., called for by Section 5.1 of the Waiver and Agreement, shall be to the effect that:

                    1. The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to execute and deliver and perform the Waiver and Agreement and the Third Supplement and to own and operate its Properties and to carry on its business as now conducted and all of the issued and outstanding shares of the Company are fully paid and non-assessable and are owned by the Partnership.

                    2. The Partnership is a Delaware limited partnership validly existing and in good standing under the laws of the State of Delaware, has all requisite partnership power and authority to execute and deliver and perform the Waiver and Agreement, the Third Supplement, the Partnership Guaranty Confirmation and the 1999 Mortgage Supplement, and to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted.

                    3. The Managing General Partner is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver and perform on behalf of the Partnership, as its managing general partner, the Waiver and Agreement, the Third Supplement, the Partnership Guaranty Confirmation and the 1999 Mortgage Supplement.

                    4. Maritrans Inc. is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver and perform the Confirmation of MLP Guaranty Agreement (the "Maritrans Guaranty Confirmation") and to own and operate its Properties and to carry on its business as now conducted.

                    5. Each of the Waiver and Agreement and the Third Supplement has been duly authorized by all necessary action on the part of the Company, has been duly executed and delivered by the Company and each of the Waiver and Agreement and the Indenture as amended by the Third Supplement, constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    6. Each of the Waiver and Agreement, the Third Supplement, the Partnership Guaranty Confirmation and the 1999 Mortgage Supplement

                                    EXHIBIT B
                            (to Waiver and Agreement)
         has been duly authorized by all necessary action on the part of the Partnership, has been duly executed and delivered by the Partnership and each of the Waiver and Agreement, the Indenture as amended by the Third Supplement, the Partnership Guaranty Agreement as confirmed by the Partnership Guaranty Confirmation and each of the Mortgages as amended and supplemented by the 1999 Mortgage Supplement, constitutes the legal, valid and binding contract of the Partnership enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    7. Each of the Waiver and Agreement, the Third Supplement, the 1999 Mortgage Supplement and the Partnership Guaranty Confirmation has been duly authorized by all necessary action on the part of the Managing General Partner and has been duly executed by the Managing General Partner.

                    8. The Maritrans Guaranty Confirmation has been duly authorized by all necessary action on the part of Maritrans Inc., has been duly executed and delivered by Maritrans Inc. and the MLP Guaranty Agreement, as confirmed by the Maritrans Guaranty Confirmation, constitutes the legal, valid and binding contract of Maritrans Inc. enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    9. The execution and delivery by the Company of the Waiver and Agreement and the Third Supplement and the performance by the Company of the Waiver and Agreement and the Indenture as amended by the Third Supplement, will not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any lien or encumbrance upon any of the property of the Company pursuant to the provisions of the Certificate of Incorporation or By-laws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.

                    10. The execution and delivery by the Partnership of the Waiver and Agreement, the Third Supplement, the Partnership Guaranty Confirmation and the 1999 Mortgage Supplement and the performance by the Partnership of the Waiver and Agreement, the Indenture as amended by the Third Supplement, the Partnership Guaranty Agreement as confirmed by the Partnership Guaranty Confirmation, and the Mortgages as amended and supplemented by the 1999 Mortgage Supplement will not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any lien or encumbrance upon any of the property of the Partnership pursuant to the provisions of the partnership agreement of the Partnership or any agreement or other instrument known to such counsel to which the Partnership is a party or by which the Partnership may be bound.

                    11. The execution and delivery of the Maritrans Guaranty Confirmation and the performance of the MLP Guaranty Agreement as confirmed by the Maritrans Guaranty Confirmation will not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any lien or encumbrance upon any of the property of Maritrans Inc. pursuant to the provisions of the Certificate of Incorporation or By-laws of Maritrans Inc. or any agreement or other instrument known to such counsel to which Maritrans Inc. is a party or by which the Company may be bound.

                   12. No approval or consent on the part of, or filing, registration or qualification with, any governmental body, federal, state or local, is necessary as a condition to (i) the lawful execution and delivery of the Waiver and Agreement and the Third Supplement by the Partnership and the Company or of the Partnership Guaranty Confirmation or the 1999 Mortgage Supplement by the Partnership or of the Maritrans Guaranty Confirmation by Maritrans Inc., or (ii) in connection with the execution and delivery of the documents referred to in clause (i) above, the maintenance and continuation of the validity and perfection of the Liens created by the Remaining First Preferred Ship Mortgages, except for the filing of the 1999 Mortgage Supplement with the National Vessel Documentation Center, which filing has been duly effectuated.

                   13. To the knowledge of such counsel, no proceedings are pending nor threatened against or affecting the Company or the Partnership before any court, arbitrator or administrative or governmental body which, in the aggregate, would adversely affect the ability of the Company, the Managing General Partner, Maritrans Inc., or the Partnership to enter into or comply with the following documents to which it is a party: the Waiver and Agreement, the Third Supplement, the Partnership Guaranty Confirmation or the 1999 Mortgage Supplement.

         For purposes of the opinions in paragraphs 5, 6 and 8, above, such counsel may (i) assume that (A) the Original Indenture was duly executed and delivered by the Company and the Partnership and constituted the legal, valid and binding contract of each of the Company and the Partnership enforceable in accordance with its terms subject to the following exceptions (herein the "Standard Enforceability Exceptions"): bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law) and (B) the First Supplemental Indenture of Trust and Security Agreement (the "First Supplement") was duly executed and delivered and the Original Indenture as amended and supplemented by the First Supplement constituted the legal, valid and binding contract of each of the Company and the Partnership enforceable in accordance with its terms subject to the Standard Enforceability Exceptions, (ii) assume that (A) each of the Original First Preferred Ship Mortgages was duly executed and delivered by the Partnership and constituted the legal, valid and binding contract of the Partnership enforceable in accordance with its terms subject to the Standard Enforceability Exceptions and (B) that a Supplement No. 1 for each of the Original First Preferred Ship Mortgages was duly executed and delivered and that each such Original First Preferred Ship Mortgage as amended and supplemented by Supplement No. 1 constituted the legal, valid and binding contract of the Partnership enforceable in accordance with its terms subject to the Standard Enforceability Exceptions, (iii) assume that the Partnership

Guaranty Agreement was duly executed and delivered by the Partnership and constituted the legal, valid and binding contract of the Partnership enforceable in accordance with its terms subject to the Standard Enforceability Exceptions, and (iv) assume that the MLP Guaranty Agreement was duly executed and delivered by Maritrans Partners L.P. and constituted the legal, valid and binding contract of Maritrans Partners L.P. enforceable in accordance with its terms subject to the Standard Enforceability Exceptions.

         Such opinion shall also cover such other matters incident to the transactions contemplated by the Waiver and Agreement as the Holders or their special counsel may reasonably request.

         The closing opinion of Hollstein Keating Cattell Johnson & Goldstein, P.C., maritime counsel to the Partnership, the Company, the Managing General Partner and Maritrans Inc., called for by Section 5.1 of the Waiver and Agreement, shall be to the effect that:

                    1. In connection with the execution and delivery of the Waiver and Agreement and the Third Supplement by the Partnership and the Company or of the Partnership Guaranty confirmation or the 1999 Mortgage Supplement by the Partnership or of the Maritrans Guaranty Confirmation by Maritrans Inc., no approval or consent on the part of, or filing, registration or qualification with, any governmental body, federal, state or local, is necessary as a condition to the maintenance and continuation of the priority of the Liens created by the Remaining First Preferred Ship Mortgages, except for the filing of the 1999 Mortgage Supplement with the National Vessel Documentation Center, which filing has been duly effectuated.

                    2. The execution and delivery of the Waiver and Agreement or the Third Supplement by the Partnership and the Company and the performance thereof will not affect the validity, enforceability, perfection or priority of the Remaining First Preferred Ship Mortgages.

                [LETTERHEAD OF MARITRANS OPERATING PARTNERS L.P.]

                                     [Date]



To the Holders of the Series B Notes
  of Maritrans Capital Corporation listed on
  Schedule I attached hereto (the "Notes")


         Re: Confirmation of Partnership Guaranty Agreement
             ----------------------------------------------

Ladies and Gentlemen:

         Reference is hereby made to that certain Third Supplemental Indenture of Trust and Security Agreement dated as of December 1, 1999 among Maritrans Operating Partners L.P., a Delaware limited partnership (the "Partnership"), Maritrans Capital Corporation, a Delaware corporation (the "Company"), and Wilmington Trust Company, as Trustee (the "Third Supplement") pursuant to which
(i) the parties thereto have agreed to waive and amend certain provisions of the Indenture of Trust and Security Agreement dated as of March 15, 1987 from the Partnership and the Company to Wilmington Trust Company, as Trustee (as heretofore amended and supplemented by that certain First Supplemental Indenture of Trust and Security Agreement, as amended, by the Second Supplemental Indenture of Trust and Security Agreement and the Third Supplement, the "Indenture") and (ii) the Holders of the Notes issued under the Indenture in the requisite percentage have consented thereto.

         Reference is also made to that certain Guaranty Agreement dated as of March 15, 1987 entered into by the Partnership pursuant to which the Partnership
(i) has guaranteed payment of the Notes issued under the Indenture which are currently outstanding and (ii) has guaranteed certain other obligations of the Company set forth therein (the "Partnership Guaranty Agreement").

         The Partnership hereby consents to the Third Supplement and hereby ratifies and confirms its agreement to be bound under the Partnership Guaranty Agreement after giving effect to the amendments to the Indenture contained in the Third Supplement.

                                 MARITRANS OPERATING PARTNERS L.P.

                                 By Maritrans General Partner Inc., its Managing
                                    General Partner


                                 By ____________________________________________
                                    Its

                                    EXHIBIT C
                            (to Waiver and Agreement)

                         [LETTERHEAD OF MARITRANS INC.]



                                     [Date]


To the Holders of the Series B Notes
  of Maritrans Capital Corporation listed on
  Schedule I attached hereto (the "Notes")


         Re: Confirmation of MLP Guaranty Agreement
             --------------------------------------

Ladies and Gentlemen:

         Reference is hereby made to that certain Third Supplemental Indenture of Trust and Security Agreement dated as of December 1, 1999 among Maritrans Operating Partners L.P., a Delaware limited partnership (the "Partnership"), Maritrans Capital Corporation, a Delaware corporation (the "Company") and Wilmington Trust Company, as Trustee (the "Third Supplement") pursuant to which
(i) the parties thereto have agreed to waive and amend certain provisions of the Indenture of Trust and Security Agreement dated as of March 15, 1987 from the Partnership and the Company to Wilmington Trust Company, as Trustee (as heretofore amended and supplemented by that certain First Supplemental Indenture of Trust and Security Agreement, as amended, by the Second Supplemental Indenture of Trust and Security Agreement and by the Third Supplement, the "Indenture") and (ii) the Holders of the Notes issued under the Indenture in the requisite percentage have consented thereto.

         The undersigned, Maritrans Inc., a Delaware corporation, acknowledges that on April 1, 1993 Maritrans Partners L.P., a Delaware limited partnership and the sole limited partner of the Partnership ("MLP") was converted to Maritrans Inc. which assumed the liabilities of MLP as Guarantor under that Guaranty Agreement dated as of March 15, 1987 (herein, the "MLP Guaranty Agreement"). Maritrans Inc. hereby consents to the Waiver and Agreement and hereby ratifies and confirms its agreement to be bound as Guarantor under the MLP Guaranty Agreement after giving effect to the amendments to the Indenture contained in the Waiver and Agreement.

                                     MARITRANS INC.

                                     By _______________________________________
                                        Its

                                    EXHIBIT D
                            (to Waiver and Agreement)

                     CERTIFICATE OF MANAGING GENERAL PARTNER



To the Holders of the Series B Notes
of Maritrans Capital Corporation listed on
  Schedule I attached hereto (the "Notes")

Ladies and Gentlemen:

         This Certificate is delivered to you in compliance with the requirements of that certain Waiver and Agreement dated as of November 1, 1999 (the "Waiver and Agreement") among certain Holders of the above referenced Notes, Maritrans Capital Corporation (the "Company") and Maritrans Operating Partners L.P. (the "Partnership") pursuant to which (i) the Holders of the requisite percentage of Notes issued under the Indenture of Trust and Security Agreement dated as of March 15, 1987 (the "Original Indenture", such Original Indenture as amended from time to time the "Indenture"), have consented to the waiver and amendment of the Indenture by a Third Supplemental Indenture of Trust and Security Agreement dated as of December 1, 1999 in the form set forth in the Waiver and Agreement (the "Third Supplement") and (ii) the Partnership has executed and delivered to each of you a Confirmation of Partnership Guaranty Agreement (the "Partnership Guaranty Confirmation") pursuant to which it has confirmed its agreement to be bound under the Partnership Guaranty Agreement dated as of March 15, 1987 (the "Partnership Guaranty Agreement") after giving effect to the Waiver and Agreement. The terms which are capitalized herein have the same meanings as in the Indenture.

         The undersigned, Maritrans General Partner Inc., the Managing General Partner of the Partnership (the "Managing General Partner"), represents and warrants to you as follows:

         1. Organization and Authority.

            (a) The Managing General Partner is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) The Managing General Partner has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted.

            (c) The Managing General Partner is the sole general partner of the Partnership under the Amended and Restated Agreement of Limited Partnership of Maritrans Operating Partners L.P. dated as of April 14, 1987, as amended and restated (the "Partnership Agreement").

         2. Partnership Agreement. The Partnership Agreement to which the Managing General Partner is a party has been duly authorized by all necessary corporate action on the part of the Managing General Partner, has been duly

                                    Exhibit E
                            (to Waiver and Agreement)
executed and delivered by the Managing General Partner and constitutes the legal, valid and binding agreement of the Managing General Partner enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

         3. Authorization, Execution and Delivery. Each of the Waiver and Agreement, the Third Supplement, the Partnership Guaranty Confirmation and the 1999 Mortgage Supplement has been duly authorized, executed and delivered by the Managing General Partner on behalf of the Partnership and each of the Waiver and Agreement, the Indenture as amended by the Third Supplement and the Partnership Guaranty Agreement as confirmed by the Partnership Guaranty Confirmation and the 1999 Mortgage Supplement constitutes the legal, valid, and binding contract of the Partnership enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         4. Pending Litigation. There are no proceedings pending or, to the knowledge of the Managing General Partner, threatened against or affecting the Managing General Partner in any court or before any governmental authority or arbitration board or tribunal which if adversely determined would materially and adversely affect the ability of the Partnership to enter into or comply with the following documents on behalf of the Partnership: the Waiver and Agreement, the Indenture as amended by the Third Supplement, the 1999 Mortgage Supplement or the Partnership Guaranty Agreement as confirmed by the Partnership Guaranty Confirmation. The Managing General Partner is not in default with respect to any order of any court or governmental authority or arbitration board or tribunal.

Dated: ________________________, 1999.

                                               MARITRANS GENERAL PARTNER INC.


                                               By
                                                  Its___________________________

                          CERTIFICATE OF MARITRANS INC.


To the Holders of the Series B Notes
  of Maritrans Capital Corporation listed on
  Schedule I attached hereto (the "Notes")

Ladies and Gentlemen:

         This Certificate is delivered to you in compliance with the requirements of that certain Waiver and Agreement dated as of December 1, 1999 (the "Waiver and Agreement") among certain Holders of the above referenced Notes, Maritrans Capital Corporation (the "Company") and Maritrans Operating Partners L.P. (the "Partnership") pursuant to which (i) the Holders of the requisite percentage of Notes issued under the Indenture of Trust and Security Agreement dated as of March 15, 1987 (the "Original Indenture", such Original Indenture as amended from time to time the "Indenture"), have consented to the waiver and amendment of the Indenture by a Third Supplemental Indenture of Trust and Security Agreement dated as of December 1, 1999 in the form set forth in the Waiver and Agreement and (ii) Maritrans Inc. has executed and delivered to each of you a Confirmation of MLP Guaranty Agreement (the "Maritrans Guaranty Confirmation") pursuant to which it has confirmed its agreement after giving effect to the Waiver and Agreement to be bound under the Guaranty Agreement dated as of March 15, 1987 (the "MLP Guaranty Agreement"), under which it is obligated to the holders of the Notes.

         Maritrans Inc. represents and warrants to you as follows:

         1. Corporate Organization and Authority. Maritrans Inc.:

            (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, its jurisdiction of incorporation;

            (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted; and

            (c) is a publicly held company whose common stock is listed on the New York Stock Exchange.

          2. Authorization, Execution and Delivery. The Maritrans Guaranty Confirmation has been duly authorized, executed and delivered by Maritrans Inc. and the MLP Guaranty Agreement as confirmed by the Maritrans Guaranty Confirmation constitutes the legal, valid, and binding contract of Maritrans Inc. enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                                    EXHIBIT F
                            (to Waiver and Agreement)

         3. Pending Litigation. There are no proceedings pending or, to the knowledge of Maritrans Inc. threatened against or affecting Maritrans Inc. in any court or before any governmental authority or arbitration board or tribunal which if adversely determined would materially and adversely affect the ability of Maritrans Inc. to enter into or comply with the Maritrans Guaranty Confirmation. Maritrans Inc. is not in default with respect to any order of any court or governmental authority or arbitration board or tribunal.


Dated:________________________, 1999.

                                         MARITRANS INC.


                                         By
                                            Its_________________________________

================================================================================


                                  SUPPLEMENT TO
                         FIRST PREFERRED SHIP MORTGAGES


                             DATED December 8, 1999


                                      from


                        MARITRANS OPERATING PARTNERS L.P.
                                    MORTGAGOR


                                       to


                            WILMINGTON TRUST COMPANY
                                   as Trustee,
                                    Mortgagee


================================================================================

                                    EXHIBIT G

                            (to Waiver and Agreement)

                                TABLE OF CONTENTS

SECTION                                      HEADING                        PAGE

SECTION 1.                 AMENDMENTS TO THE MORTGAGES........................3


SECTION 2.                 MISCELLANEOUS PROVISIONS...........................3


SIGNATURES................................................................. ..4


ATTACHMENTS TO SUPPLEMENT TO FIRST PREFERRED SHIP MORTGAGES

Appendix I     Description of Vessels and Recording information for Mortgages

Annex I        True Copy of Third Supplemental Indenture of Trust and Security
               Agreement

                  SUPPLEMENT TO FIRST PREFERRED SHIP MORTGAGES

         This SUPPLEMENT TO FIRST PREFERRED SHIP MORTGAGES (as the same may be amended and supplemented from time to time, the "Mortgage Supplement"), dated the 8th day of December, 1999, from MARITRANS OPERATING PARTNERS L.P., a Delaware limited partnership (the "Partnership"), to WILMINGTON TRUST COMPANY, as Trustee (the "Trustee"), under an Indenture of Trust and Security Agreement dated as of March 15, 1987 among the Partnership, the Trustee and Maritrans Capital Corporation, a Delaware corporation, 100% of the capital stock of which is owned by the Partnership (the "Company") relating to the Notes referred to below (said Indenture of Trust and Security Agreement, as the same has heretofore been amended and supplemented by the First Supplement (defined below), as amended and supplemented by the Second Supplement (defined below), as amended and supplemented by a Third Supplement (defined below) and as may hereafter be amended or supplemented, being herein called the "Indenture", and the Trustee, and any successor trustee, being herein called the "Mortgagee"), for the benefit of the holders of the Notes (as defined below) from time to time outstanding, supplements those certain First Preferred Ship Mortgages in the form specified in the Indenture on the Vessels described on Appendix I hereto (the original First Preferred Ship Mortgages as heretofore supplemented and as supplemented hereby and as the same may hereafter be amended or supplemented, being herein referred to as the "Mortgages") made by the Partnership in favor of the Mortgagee, which Mortgages were recorded on the date, at the time and in the place as set forth on Appendix I hereto.

                                    RECITALS:

         A. The Partnership is the sole owner of the whole of each of the vessels described on Appendix I which is documented in the name of the Partnership under the laws of the United States and has its Home Port (formerly at Philadelphia, Pennsylvania) and its hailing port at Wilmington, Delaware (said vessels being hereinafter referred to as the "Vessels").

         B. The Company has heretofore duly issued in accordance with the terms of the Indenture (i) $35,000,000 aggregate principal amount of its Series A Notes (together with any Notes issued in lieu of or in substitution or exchange therefor pursuant to the Indenture being herein called the "Series A Notes"),
(ii) $80,000,000 aggregate principal amount of its Series B Notes (together with any Notes issued in lieu of or in substitution or exchange therefor pursuant to the Indenture being herein called the "Series B Notes"), and (iii) up to $20,000,000 aggregate principal amount of its Series C Notes due June 30, 1995 (together with any Notes issued in lieu of or in substitution or exchange therefore pursuant to the Indenture being herein called the "Series C Notes"). The Series C Notes were issued pursuant to the First Supplemental Indenture of Trust and Security Agreement dated as of August 15, 1989 among the Company, the Partnership and the Mortgagee (as amended and supplemented by Amendment No. 1 to the First Supplemental Indenture of Trust and Security Agreement dated as of March 31, 1992, the "First Supplement"). The Indenture was subsequently amended by a Second Supplemental Indenture of Trust and Security Agreement dated as of April 1, 1996 (the "Second Supplement"). The Series A Notes and the Series C

Notes have heretofore been retired. The Series B Notes and any Additional Notes issued under the Indenture are herein collectively referred to as the "Notes".

         C. The Partnership has heretofore entered into the Guaranty Agreement dated as of March 15, 1987 (as the same has been amended by the First Supplemental Guaranty Agreement dated as of August 15, 1989 and as may be further amended and supplemented from time to time, the "Partnership Guaranty Agreement") providing for the guarantee by the Partnership of the payment by the Company of the principal of and premium and interest on the Notes.

         D. The Company, the Partnership and the Mortgagee have entered into the Third Supplemental Indenture of Trust and Security Agreement dated as of December 1, 1999 (a true copy of which is attached hereto as Annex I) (the "Third Supplement") which further amends and supplements the Indenture.

         E. The Notes and all principal thereof and interest and premium thereon and all additional amounts and other sums at any time due and owing from or required to be paid by the Company under the terms of the Notes and the Indenture and by the Partnership under the terms of the Partnership Guaranty Agreement, the Indenture and the Mortgages, are hereinafter sometimes referred to as the "indebtedness hereby secured".

         F. The full name and address of the Partnership, as mortgagor, is:

                       Maritrans Operating Partners L.P.
                       1818 Market Street, Suite 3540
                       Philadelphia, Pennsylvania  19103-3636
                       Attention:  Treasurer, Maritrans General Partner Inc.

         G. The full name and address of the Mortgagee is:

                       Wilmington Trust Company as trustee under an
                       Indenture of Trust and Security Agreement dated as of March 15, 1987
                       Rodney Square North
                       Wilmington, Delaware  19890
                       Attention:  Corporate Trust Administrator

         NOW, THEREFORE, the Partnership, in consideration of the premises and of the sum of $10.00 received by the Partnership from the Mortgagee and other good and valuable consideration, receipt of which is hereby acknowledged by the Partnership, and in order to secure the payment of the indebtedness hereby secured and the performance and observance of all of the covenants and conditions in the Notes, the Indenture, the Partnership Guaranty Agreement and in the Mortgage contained, has granted, bargained, sold, conveyed, warranted, mortgaged, pledged and hypothecated and by these presents does hereby grant, bargain, sell, convey, warrant, mortgage, pledge and hypothecate, unto the Mortgagee, its successors and assigns, all and singular of the whole of each of the Vessels, together with all engines, boilers, machinery, masts, boats, anchors, cables, chains, tackle, fittings and equipment and all other appurtenances, improvements, additions and replacements appertaining and belonging to the Vessels, whether now owned or hereafter acquired, whether on board or not.

         TO HAVE AND TO HOLD the Vessels unto the Mortgagee and its successors and assigns, forever.

         PROVIDED, HOWEVER, and these presents are on the condition that, if the Partnership shall pay or cause to be paid the indebtedness hereby secured, as and when the same shall become due and payable, by maturity or otherwise, and if the Partnership shall duly perform all the covenants, agreements and conditions contained herein, in the Indenture and in the Partnership Guaranty Agreement, then the Mortgages shall be void and of no effect, and in such case the Mortgagee, its successors or assigns, on the demand and at the expense of the Partnership, shall execute and deliver to the Partnership proper instruments to evidence the revesting in it of all the rights, title and interest granted hereby and to satisfy and discharge the Mortgages of record; otherwise, the Mortgages shall remain in full force and effect.

         PROVIDED, FURTHER, that until some one or more Events of Default shall occur, the Partnership shall have the possession, use and operation of the Vessels.

         The Partnership hereby covenants and agrees with the Mortgagee and its successors and assigns as follows:

SECTION 1. AMENDMENTS TO THE MORTGAGES.

         Section 1.1. As used in the Mortgages, the definition of the term "Indenture" is hereby restated to mean as follows: the Indenture of Trust and Security Agreement dated as of March 15, 1987 among the Partnership, the Company and the Trustee (i) as amended and supplemented by the First Supplemental Indenture of Trust and Security Agreement dated as of August 15, 1989, as amended and supplemented by Amendment No. 1 thereto dated as of March 31, 1992, (collectively, the "First Supplement"), (ii) as amended and supplemented by the Second Supplemental Indenture of Trust and Security Agreement dated as of April 1, 1996, (the "Second Supplement"), (iii) as amended and supplemented by the Third Supplemental Indenture of Trust dated as of December 1, 1999, (the "Third Supplement") and (iv) as may hereafter be amended or supplemented.

SECTION 2. MISCELLANEOUS PROVISIONS.

         Section 2.1. This Mortgage Supplement is executed as and shall constitute an instrument supplemental to each of the Mortgages, and shall be construed in connection with and as part of each of the Mortgages.

         Section 2.2. Except as modified and expressly amended by this Mortgage Supplement, the Mortgages as heretofore amended and supplemented are in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         Section 2.3. Except as otherwise provided herein, any term used herein which is defined in the Mortgages as hereby supplemented shall have the meaning set forth in the Mortgages as hereby supplemented.

         IN WITNESS WHEREOF, the Partnership has caused this Mortgage Supplement to be executed as of the day and year first above written.


                                            MARITRANS OPERATING PARTNERS L.P.

                                            By Maritrans General Partner Inc.
                                               Its Managing General Partner


                                            By  /s/ Walter T. Bromfield
                                                --------------------------------
                                            Its Vice President


                                            WILMINGTON TRUST COMPANY, as Trustee


                                            By  /s/ C. Paglia
                                                --------------------------------
                                            Its Financial Services Officer

COMMONWEALTH OF PENNSYLVANIA                     )
                                                 )  SS:
COUNTY OF PHILADELPHIA                           )

         I, Karen S. Newson, a Notary Public in and for said County in the Commonwealth aforesaid, do hereby certify that Walter T. Bromfield, personally known to me to be Vice President of Maritrans General Partner Inc., a Delaware corporation, a general partner of Maritrans Operating Partners L.P., a Delaware limited partnership, the corporation that executed the within instrument on behalf of said partnership, and personally known to me to be the same person whose name is subscribed as such officer to the foregoing instrument, appeared before me this day in person and acknowledged that he, being thereunto duly authorized, signed and delivered said instrument as his free and voluntary act and the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 8th day of December, 1999.


[NOTARIAL SEAL]
                                                          /s/ Karen S. Newson
                                                          ----------------------
                                                          Notary Public

My commission expires:

STATE OF DELAWARE                   )
                                    )  SS:
COUNTY OF NEWCASTLE                 )

         I, Karen S. Newson, a Notary Public in and for said County in the State aforesaid, do hereby certify that Charlotte Paglia, personally known to me to be Financial Services Officer of Wilmington Trust Company, a Delaware banking corporation, the corporation that executed the within instrument and personally known to me to be the same person whose name is subscribed as such officer to the foregoing instrument, appeared before me this day in person and acknowledged that he, being thereunto duly authorized, signed and delivered said instrument as his free and voluntary act and the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         GIVEN under my hand and seal of office this 8th day of December, 1999.


[NOTARIAL SEAL]
                                                          /s/ Karen S. Newson
                                                          ----------------------
                                                          Notary Public

My commission expires:

         DESCRIPTION OF VESSELS AND RECORDING INFORMATION FOR MORTGAGES


         The First Preferred Ship Mortgage for each of the following Vessels was delivered and accepted at the Marine Inspection Office, United States Coast Guard, Port of Philadelphia, Pennsylvania, and recorded as indicated and Supplement No. 1 to First Preferred Ship Mortgage for each such Vessel was also delivered and accepted at such office and recorded as indicated and the Supplement to First Preferred Ship Mortgage dated May 8, 1996 for each of such Vessels was also delivered and accepted at the National Vessel Documentation Center, Falling Water, West Virginia, and recorded at 2:00 p.m. on 5/15/96 in Book 96-29 at page 147:

                                                                                     SUPPLEMENT NO. 1 TO
                                        FIRST PREFERRED SHIP MORTGAGE           FIRST PREFERRED SHIP MORTGAGE:
                                              RECORDATION DATA:                       RECORDATION DATA:
                                              ----------------                        ----------------
                        OFFICIAL          DATE               BOOK                 DATE               BOOK
        NAME             NUMBER         AND TIME           AND PAGE             AND TIME           AND PAGE
BARGES
(1) Ocean 262         272,839          04/21/87            Book 874,            10/5/89,           Book 8910,
                                       4:16 p.m.           Page 142             4:30 p.m.          Page 110
                      529,918          4/21/87
(2) Ocean 250                          4:19 p.m.           Book 874,            10/5/89,           Book 8910,
                                                           Page 143             4:02 p.m.          Page 104

(3) Ocean Cities      537,129          4/21/87             Book 874,            10/5/89,           Book 8910,
                                       4:27 p.m.           Page 146             4:45 p.m.          Page 113

(4) Ocean 215         562,452          4/23/87             Book 874,            10/5/89,           Book 8910,
                                       3:55 p.m.           Page 214             4:17 p.m.          Page 108

(5) Ocean 192         614,210          4/21/87             Book 874,            10/5/89,           Book 8910,
                                       4:13 p.m.           Page 139             3:27 p.m.          Page 95

(6) Ocean 193         624,039          4/21/87             Book 874,            10/5/89,           Book 8910,
                                       4:21 p.m.           Page 144             3:39 p.m.          Page 99

(7) Ocean States      565,314          4/21/87,            Book 874,            10/5/89,           Book 8910,
                                       4:40 p.m.           Page 147             4:25 p.m.          Page 109

(8) Ocean 155         556,673          4/21/87,            Book 874,            10/5/89,           Book 8910,
                                       4:26 p.m.           Page 145             4:07 p.m.          Page 106

(9) Ocean 135         520,687          4/23/87,            Book 874,            10/5/89,           Book 8910,
                                       3:45 p.m.           Page 211             3:55 p.m.          Page 103

(10) Interstate 138   611,433          4/21/87             Book 874,            10/5/89,           Book 8910,
                                       5:14 p.m.           Page 159             3:01 p.m.          Page 88

(11) Ocean 115        515,042          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       4:58 p.m.           Page 193             3:48 p.m.          Page 100

(12) Ocean 90         507,495          4/23/87,            Book 874,            10/5/89,           Book 8910,
                                       4:37 p.m.           Page 227             3:23 p.m.          Page 94

                                   APPENDIX I
                            (to Mortgage Supplement)

                                                                                     SUPPLEMENT NO. 1 TO
                                        FIRST PREFERRED SHIP MORTGAGE           FIRST PREFERRED SHIP MORTGAGE:
                                              RECORDATION DATA:                       RECORDATION DATA:
                                              ----------------                        ----------------
                        OFFICIAL          DATE               BOOK                 DATE               BOOK
        NAME             NUMBER         AND TIME           AND PAGE             AND TIME           AND PAGE
(13) Ocean 96         523,233          4/23/87,            Book 874,            10/5/89,           Book 8910,
                                       4:05 p.m.           Page 217             3:33 p.m.          Page 97

(14) Interstate 71    563,364          4/21/87,            Book 874,            10/5/89,           Book 8910,
                                       5:06 p.m.           Page 156             2:45 p.m.          Page 82
                                       4/22/87,
(15) Interstate 70    540,401          5:20 p.m.           Book 874,            10/5/89,           Book 8910,
                                                           Page 202             2:39 p.m.          Page 79

(16) Interstate 53    530,062          4/21/87,            Book 874,            10/5/89,           Book 8910,
                                       5:05 p.m.           Page 155             3:00 p.m.          Page 87

(17) Interstate 55    544,437          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       5:22 p.m.           Page 204             3:08 p.m.          Page 89

(18) Interstate 36    552,900          4/21/87,            Book 874,            10/5/89,           Book 8910,
                                       4:52 p.m.           Page 153             2:40 p.m.          Page 80

(19) Interstate 38    553,120          4/23/87,            Book 874,            10/5/89,           Book 8910,
                                       4:45 p.m.           Page 229             3:09 p.m.          Page 90

(20) Interstate 35    552,065          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       4:39 p.m.           Page 185             2:19 p.m           Page 74

(21) Interstate 29    536,837          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       5:02 p.m.           Page 196             3:10 p.m           Page 91

(22) Interstate 30    284,032          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       4:54 p.m.           Page 192             3:20 p.m.          Page 93

(23) CHEM 36          293,343          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       4:17 p.m.           Page 176             1:45 p.m.          Page 67

(24) Ocean 244        532,585          4/21/87,            Book 874,            10/5/89,           Book 8910,
                                       5:18 p.m.           Page 163             3:50 p.m.          Page 101

(25) Ocean 211        646,669          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       4:27 p.m.           Page 181             4:05 p.m.          Page 105

(26) Ocean 210        636,104          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       4:49 p.m.           Page 190             3:54 p.m.          Page 102
                      643,281
(27) Ocean 81                          4/23/87,            Book 874,            10/5/89,           Book 8910,
                                       4:35 p.m.           Page 226             4:33 p.m.          Page 111

(28) Chem Ten         520,776          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       4:22 p.m.           Page 178             1:58 p.m.          Page 70

TUGBOATS:

(1) Clipper           520,685          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       4:24 p.m.           Page 179             12:40 p.m.         Page 54

(2) Freedom           615,200          4/21/87,            Book 874,            10/5/89,           Book 8910,
                                       4:55 p.m.           Page 154             12:45 p.m.         Page 55

(3) Honour            565,902          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       5:06 p.m.           Page 197             1:04 p.m.          Page 57

                                                                                     SUPPLEMENT NO. 1 TO
                                        FIRST PREFERRED SHIP MORTGAGE           FIRST PREFERRED SHIP MORTGAGE:
                                              RECORDATION DATA:                       RECORDATION DATA:
                                              ----------------                        ----------------
                        OFFICIAL          DATE               BOOK                 DATE               BOOK
        NAME             NUMBER         AND TIME           AND PAGE             AND TIME           AND PAGE
(4) Independence      620,723          4/22/87             Book 874,            10/5/89,           Book 8910,
                                       3:10 p.m.           Page 198             1:20 p.m.          Page 60

(5) Navigator         537,824          4/21/87,            Book 874,            10/5/89,           Book 8910,
                                       5:08 p.m.           Page 157             12:19 p.m.         Page 52

                                       4/23/87,            Book 874,            10/5/89,           Book 8910,
(6) Seafarer          532,672          4:16 p.m.           Page 221             1:40 p.m.          Page 64

                      569,341          4/23/87,            Book 874,            10/5/89,           Book 8910,
(7) Valour                             4:24 p.m.           Page 223             1:30 p.m.          Page 62

                      578,207          4/23/87,            Book 874,            10/5/89,           Book 8910,
(8) Ambassador                         3:41 p.m.           Page 210             10:48 a.m.         Page 35

                      536,836          4/22/87,            Book 874,            10/5/89,           Book 8910,
(9) Corsair                            4:37 p.m.           Page 183             10:53 a.m.         Page 36

                      590,232          4/23/87             Book 874,            10/5/89,           Book 8910,
(10) Diplomat                          4:00 p.m.           Page 216             10:59 a.m.         Page 38

                                       4/22/87,            Book 874,            10/5/89,           Book 8910,
(11) Challenger       513,794          4:15 p.m.           Page 174             11:03 a.m.         Page 40

                      511,237          4/23/87,            Book 874,            10/5/89,           Book 8910,
(12) Crusader                          3:51 p.m.           Page 213             12:05 p.m.         Page 50

                      550,670          4/23/87,            Book 874,            10/5/89,           Book 8910,
(13) Venturer                          4:40 p.m.           Page 228             1:42 p.m.          Page 65

(14) Voyager II       556,625          4/23/87,            Book 874,            10/5/89,           Book 8910,
                                       4:15 p.m.           Page 220             1:55 p.m.          Page 68

(15) Endeavor         529.705          4/22/87             Book 874,            10/5/89,           Book 8910,
                                       4:48 p.m.           Page 189             11:57 a.m.         Page 49

                      515,013          4/22/87             Book 874,            10/5/89,           Book 8910,
(16) Traveller                         5:12 p.m.           Page 200             1:18 p.m.          Page 59

                      506,289          4/22/87,            Book 874,            10/5/89,           Book 8910,
(17) Roanoke                           5:21 p.m.           Page 203             1:57 p.m.          Page 69

                      609,686                              Book 874,            10/5/89,           Book 8910,
(18) Delaware                          4/23/87,            Page 215             11:15 a.m.         Page 41
                                       3:57 p.m.
                                       4/23/87,            Book 874,            10/5/89,           Book 8910,
(19) Ranger           508,340          4:23 p.m.           Page 222             2:12 p.m.          Page 73

(20) Liberty          534,963          4/21/87,            Book 874,            10/5/89,           Book 8910,
                                       5:15 p.m.           Page 160             11:27 a.m.         Page 45

(21) Columbia         641,135          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       4:33 p.m.           Page 182             12:50 p.m.         Page 56

(22) Patriot          636,105          4/23/87,            Book 874,            10/5/89,           Book 8910,
                                       4:12 p.m.           Page 219             2:26 p.m.          Page 77

                                      I-3

                                                                                     SUPPLEMENT NO. 1 TO
                                        FIRST PREFERRED SHIP MORTGAGE           FIRST PREFERRED SHIP MORTGAGE:
                                              RECORDATION DATA:                       RECORDATION DATA:
                                              ----------------                        ----------------
                        OFFICIAL          DATE               BOOK                 DATE               BOOK
        NAME             NUMBER         AND TIME           AND PAGE             AND TIME           AND PAGE
(23) Schuylkill       633,396          4/22/87             Book 874,            10/5/89,           Book 8910,
                                       5:26 p.m.           Page 206             1:25 p.m.          Page 61

(24) Cougar           569,665          4/22/87,            Book 874,            10/5/89,           Book 8910,
                                       4:38 p.m.           Page 184             11:25 a.m.         Page 44

                                      I-4

          THIRD SUPPLEMENTAL INDENTURE OF TRUST AND SECURITY AGREEMENT








                                     ANNEX I
                            (to Mortgage Supplement)